EXHIBIT 10.22

INTERCOMPANY SERVICES AGREEMENT

This Intercompany Services Agreement (this “Agreement”) is entered into as of 19 January 2006 between Language Line, LLC, a Delaware limited liability company, on behalf of itself and its subsidiaries (collectively, “LL US”), and Language Line Ltd, a limited company formed under the laws of the England and Wales (“LL UK” and, together with LL US, the “Parties”).

On or about the date of this Agreement, an affiliate of LL US will acquire all of the outstanding share capital of LL UK. From and after the time of that acquisition, the Parties anticipate that they will provide certain services to each other in the furtherance of their separate businesses. The Parties are entering into this Agreement in order to memorialize their agreement regarding such services.

Now, therefore, for good and valuable consideration, the receipt and sufficiency of which they hereby acknowledge, the Parties agree as follows:

1. Services to be Provided. From time to time, as the Parties may agree, the Parties will provide services to each other and will compensate each other for such services as provided in this Agreement. The Parties anticipate that, initially, such services and compensation will be as follows:

(a) Administrative and Sales Support Services. LL US will provide general administrative and sales support services to LL UK on an as-needed basis. Such services will include oversight by LL US’s chief executive officer, chief financial officer and other senior management, and assistance of the manager(s) of LL US’s UK sales operations. In consideration for such services provided during any particular period, LL UK will pay LL US a fee that represents the allocated cost to LL US for the individuals providing such services, based on LL US’s estimate of the portion of each such person’s time that will be devoted to matters relating to LL UK during the period in question, and a reasonable allocation of LL US’s related overhead cost.

(b) Sales Commissions. If sales personnel of LL US’s UK operation generate sales of LL UK services to a customer on LL UK’s behalf, then LL UK will pay LL US a commission equal to 10% of the net revenues resulting from those sales.

(c) Call Management System. LL US will permit LL UK to utilize LL US’s Titan call management system to route, manage and track calls interpreted for LL UK’s customers. In consideration for LL UK’s use of the Titan system, LL UK will pay LL US £5,000 per month.

(d) Interpreter Services. The Parties anticipate that the Parties will use the same contract interpreters located throughout the world. Each Party will directly compensate those contract interpreters for services rendered for such Party. The Parties also anticipate that some interpretation services for LL UK’s customers will be provided by interpreters who are employees of LL US. For such interpretation services, LL UK will pay LL US at a fair market rate (which, at the present time, is approximately £0.70 per minute).

1

The Parties will review the amounts charged for the services described above (and for other services that may be agreed upon from time to time) and adjust them as they deem appropriate, with the intent that, considered as a whole, the arrangements under this Agreement represent arm’s-length dealings between the Parties.

2. Nature of Relationship. In performing services pursuant to this Agreement, the Party providing such services will be an independent contractor of the Party for whom such services are performed, and this Agreement will not be deemed to create a partnership, joint venture or other arrangement between the Parties.

3. Miscellaneous. Either Party may assign its rights under this Agreement (including for collateral purposes), but no such assignment will relieve such Party of any obligation under this Agreement unless the other Party so agrees in writing. This Agreement is entered into solely for the benefit of the Parties, and no other person or entity will have any rights as a third-party beneficiary or otherwise as a result of or arising out of this Agreement.

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The Parties have caused this Intercompany Services Agreement to be executed as of the date specified above.

Language Line, LLC

By:	/s/ Matthew T. Gibbs
Name:	Matthew T. Gibbs II
Its:	CFO and Secretary

Language Line Ltd.

By:	/s/ Matthew T. Gibbs
Name:	Matthew T. Gibbs II
Its:	CFO and Secretary

The Parties have caused this Intercompany Services Agreement to be executed as of the date specified above.

SIGNED by	)
on behalf of LANGUAGE LINE, LLC	)	(Director)

/s/ Matthew T. Gibbs
Name: Matthew T. Gibbs II
Title: (Director/Secretary)

SIGNED by	)
on behalf of LANGUAGE LINE LTD.	)	(Director)

/s/ Matthew T. Gibbs
Name: Matthew T. Gibbs II
Title: (Director/Secretary)

The Parties have caused this Intercompany Services Agreement to be executed as of the date specified above.

LANGUAGE LINE, LLC
(Director)

/s/ Matthew T. Gibbs
Name: Matthew T. Gibbs II
Title: (Director/Secretary)

LANGUAGE LINE LTD.
(Director)

/s/ Matthew T. Gibbs
Name: Matthew T. Gibbs II
Title: (Director/Secretary)

The Parties have caused this Intercompany Services Agreement to be executed as of the date specified above.

/s/ Matthew T. Gibbs
Name: Matthew T. Gibbs II

for and on behalf of
LANGUAGE LINE, LLC

/s/ Matthew T. Gibbs
Name: Matthew T. Gibbs II

for and on behalf of
LANGUAGE LINE LTD.

The Parties have caused this Intercompany Services Agreement to be executed as of the date specified above.

SIGNED by	)
on behalf of LANGUAGE LINE, LLC	)	(Director)

/s/ Matthew T. Gibbs
Name: Matthew T. Gibbs II
Title: (Director/Secretary)

SIGNED by	)
on behalf of LANGUAGE LINE LTD.	)	(Director)

/s/ Matthew T. Gibbs
Name: Matthew T. Gibbs II
Title: (Director/Secretary)

The Parties have caused this Intercompany Services Agreement to be executed as of the date specified above.

LANGUAGE LINE, LLC
(Director)

/s/ Matthew T. Gibbs
Name: Matthew T. Gibbs II
Title: (Director/Secretary)

LANGUAGE LINE LTD.
(Director)

/s/ Matthew T. Gibbs
Name: Matthew T. Gibbs II
Title: (Director/Secretary)

The Parties have caused this Intercompany Services Agreement to be executed as of the date specified above.

/s/ Matthew T. Gibbs
Name: Matthew T. Gibbs II

for and on behalf of
LANGUAGE LINE, LLC

/s/ Matthew T. Gibbs
Name: Matthew T. Gibbs II

for and on behalf of
LANGUAGE LINE LTD.